Exhibit 10.2.1

FIRST AMENDMENT TO SUBLEASE AGREEMENT
[NW            ]

Dated as of

[               ], 2003

Between

NORTHWEST AIRLINES, INC.,

Sublessor

AND

PINNACLE AIRLINES, INC.,

Sublessee

One Bombardier Inc. Canadair Regional Jet Model CL-600-2B19 Aircraft

FIRST AMENDMENT TO SUBLEASE AGREEMENT
[NW           ]

This FIRST AMENDMENT TO SUBLEASE AGREEMENT [NW               ], dated as of [                 ], 2003, between NORTHWEST AIRLINES, INC., a corporation organized and existing pursuant to the laws of the State of Minnesota (“Sublessor”), and PINNACLE AIRLINES, INC., a corporation organized and existing pursuant to the laws of the State of Georgia (“Sublessee”), to a certain Sublease Agreement [NW                 ], dated as of [                 ], between Sublessee and Sublessor (as supplemented by Sublease Supplement No. 1 [NW                 ] (“Sublease Supplement No. 1”) between Sublessor and Sublessee, dated [                  ], herein called the “Sublease”);

Except as otherwise defined in this Amendment, the terms used herein in capitalized form shall have the meanings attributed thereto in the Sublease;

W I T N E S S E T H:

WHEREAS, pursuant to the Sublease, Sublessee has subleased from Sublessor the Aircraft, which consists of the following components: (i) Airframe:  FAA Registration No. N         ; manufacturer’s serial No.           ; and (ii) Engines: two (2) General Electric Model CF34-3B1 engines bearing, respectively, manufacturer’s serial nos.             and           .

WHEREAS, a counterpart of the Sublease, to which was attached and made part thereof Sublease Supplement No. 1, was recorded by the Federal Aviation Administration (the “FAA”) on              , and assigned Conveyance No.              .

WHEREAS, Sublessor and Sublessee wish to amend the Sublease to extend the Term of the Sublease.

NOW, THEREFORE, in consideration of the mutual agreements contained herein, the parties hereto agree as follows:

SECTION 1.    Amendment of Section 1 of the Sublease.   Section 1 of the Sublease is hereby amended by deleting the definition of “Expiration Date” in its entirety and replacing it with the following:

“Expiration Date” means December 31, 2017, or such later date to which the effectiveness of the Airline Services Agreement shall be extended in accordance with its terms, such that this Sublease and the Airline Services Agreement shall be coterminous, provided, however, that in no event shall the “Expiration Date” be a date later than the date of expiration of the term of the Head Lease.

SECTION 2.    Amendment of Exhibit B and Exhibit C to the Sublease.  Exhibits B and C to the Sublease are hereby deleted in their entirety and replaced with Exhibits B and C hereto.

SECTION 3.    Ratification.   Except as expressly amended hereby, the Sublease as heretofore amended, modified or supplemented shall remain in full force and effect in all respects.

SECTION 4.    Miscellaneous.   Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  No term or provision of this Amendment may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by Sublessor, Sublessee and any assignee of Sublessor’s rights hereunder. Nothing contained herein shall be construed as conveying to Sublessee any right, title or interest in the Aircraft except as sublessee. The section and paragraph headings in this Amendment and the table of contents are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof and all references herein to numbered sections, unless otherwise indicated, are to sections of this Amendment.  THIS AMENDMENT HAS BEEN DELIVERED IN THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. This Amendment may executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, Sublessor and Sublessee have each caused this Amendment to be duly executed as of the day and year first above written.

NORTHWEST AIRLINES, INC.,
Sublessor

By:
Title:

PINNACLE AIRLINES, INC.,
Sublessee

By:
Title:

Agreed this day of :
PINNACLE AIRLINES CORP.,
Sublessee Guarantor

By:
Title:

EXHIBIT B
to
First Amendment to
Sublease Agreement
[NW             ]

EXHIBIT B
to
Sublease Agreement
[NW         ]

BASIC RENT SCHEDULE

The portion of this Exhibit appearing below this text is intentionally deleted from the FAA filing counterpart as the parties hereto deem it to contain confidential information.

EXHIBIT C
to
First Amendment to
Sublease Agreement
[NW         ]

EXHIBIT C
to
Sublease Agreement
[NW         ]

STIPULATED LOSS VALUE SCHEDULE

The portion of this Exhibit appearing below this text is intentionally deleted from the FAA filing counterpart as the parties hereto deem it to contain confidential information.